- LETTER from Kenneth S. Kailin, Portfolio Manager:(1) September 30, 1998
--------------------------------------------------------------------------------
 Dear Shareholder:
 The U.S. stock market fell sharply in the third quarter, as signs of slowing profit growth, international economic turbulence, and presidential problems heavily influenced investors. Small company stocks were significantly impacted by the volatile downdraft. The Russell 2000 Index, a small company stock benchmark, fell 20.15% in the third quarter, while the average small company fund dropped 21.52%. Skyline Small Cap Value Plus did not escape unscathed, but did outperform many small company funds despite declining 18.70% in the quarter. For the nine-month period ending September 30, 1998, the Fund is down 13.73% as compared to the Russell 2000 Index decline of 16.21%.
 During the third quarter, as growth trends became more uncertain, stock prices began to decline with increased volatility. Large company stocks, as represented by the S&P 500 Index, fell 9.86% in the quarter and, while still negative, clearly performed much better than small company stocks. In fact, for the nine-month period, the S&P 500 Index has outperformed the Russell 2000 Index by an incredible 22.22%. The reason generally given for this outperformance has been an investor preference for liquidity and perceived safe and secure companies. To many market analysts this does not make much sense as small companies now sell at very attractive valuation levels and the profit growth outlook for small companies is at least as good as large companies. However, in turbulent periods, investors tend to act emotionally instead of rationally.
 The Fund was down in the third quarter mainly due to the general market conditions as previously reported. However, reasonably good stock selection and the lack of exposure to the weakest industry sectors allowed the Fund to outperform on a relative basis. In fact, the Fund had over a dozen stocks that reported positive returns in the quarter, with three of these holdings up over 30%. The median stock for the Fund was down about 12% in the quarter versus the Russell 2000 Index decline of over 20%. Unfortunately, the Fund suffered with a number of poor performing stocks. Eight stocks dropped 40% or more in the quarter. Five of these companies pre-announced that profits would disappoint investors, while the three others simply operate in businesses that fell sharply out of favor with Wall Street. Negative investor psychology pushed down these stocks well beyond reason, as minor shortfalls in expectations often led to stock price declines in excess of 30%.
 Typically, the Fund is able to find undervalued stocks with strong growth outlooks in a limited number of industry sectors. However, because of the sharp sell-off in stock prices, there are many small company stocks that are selling at unusually low valuations. In fact, there are very few industries where low valuation stocks cannot be found. The fundamentals of many of these companies in these industries have not materially changed enough to justify this sell-off, and these industries are being unfairly punished, in our opinion, by a hypersensitive market. This has allowed the Fund to purchase ten new stock holdings in companies with strong brand franchises, solid cash flow characteristics, and fine growth outlooks. In order to make room for these new holdings, over a dozen stocks were sold in the quarter. In addition, we have recently reduced the Fund's exposure to heavily economically sensitive areas, and increased exposure to health care and consumer discretionary stocks. This should position the Fund well for the next bullish period in the stock market and allow the Fund to be tax efficient by using the losses we realized to offset future gains.

                                                  [KENNETH S. KAILIN SIGNATURE]
- PORTFOLIO Characteristics(1)
---------------------------------------------


                                   SMALL CAP
                                  VALUE PLUS                RUSSELL 2000

 P/E RATIO (MEDIAN)                  14.6                       17.5
 PRICE/BOOK                          1.96                       2.17
 PRICE/SALES                         0.82                       1.15
-------------------------------------------------------------------------------
 EPS GROWTH CURRENT                  13.5%                      17.4%
  FISCAL YEAR AVERAGE
-------------------------------------------------------------------------------
 MARKET CAP $ WGHTD. MED.        $780 million               $630 million
 PORTFOLIO VALUE                 $126 million               $748 billion
 NUMBER OF HOLDINGS                   48                        1,965
-------------------------------------------------------------------------------

TICKER SYMBOL:          SPEQX        INITIAL INVESTMENT:     $1,000
CUSIP #:                830833406    SUBSEQUENT INVESTMENT:  $100

- PERFORMANCE (%)(1)
------------------------------------------------------------------------

                             3Q     YTD
                            1998    1998   1 yr.   3 yrs.  5 yrs.
 SMALL CAP VALUE PLUS      -18.70  -13.73  -16.66  11.82   11.67
 RUSSELL 2000              -20.15  -16.21  -19.02   6.86    9.10

- SECTOR Weightings (as of September 30, 1998)
-----------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Consumer
Discretionary              21.7%
Consumer Staples            2.2%
Energy                      2.4%
Financial Services         27.4%
Health Care                18.1%
Materials &
Processing                  1.8%
Producer Durables           8.0%
Technology                 11.2%
Cash                        4.7%
Autos &
Transportation              2.5%

--------------------------------------------------------------------------------

                                                                          Calendar Years
                                Since         ----------------------------------------------------------------------
                             Inception(2)       1997        1996             1995             1994         1993(2)
 SMALL CAP VALUE PLUS            11.06        26.2        26.6               21.0          -1.5          10.1
 RUSSELL 2000                    10.02        22.4        16.5               28.4          -1.8          13.8

- SECTOR Performance (as of September 30, 1998)
--------------------------------------------------------------------------------

                            3Q 1998                                                         YTD 1998
---------------------------------------------------------------  ---------------------------------------------------------------
                                        SMALL CAP     RUSSELL                                            SMALL CAP     RUSSELL
                                        VALUE PLUS      2000                                             VALUE PLUS      2000

HEALTH CARE                               -10.7  %       -16.9%  HEALTH CARE                                   2.9%       -18.7%
---------------------------------------------------------------  ---------------------------------------------------------------
FINANCIAL SERVICES                       -11.6           -14.9   FINANCIAL SERVICES                           -7.7        -12.7
---------------------------------------------------------------  ---------------------------------------------------------------
ENERGY                                   -14.4           -30.8   CONSUMER DISCRETIONARY                      -10.6        -14.5
---------------------------------------------------------------  ---------------------------------------------------------------
CONSUMER DISCRETIONARY                   -22.0           -24.7   AUTOS & TRANSPORTATION                      -16.7        -18.4
---------------------------------------------------------------  ---------------------------------------------------------------
CONSUMER STAPLES                         -24.5           -13.3   ENERGY                                      -23.4        -40.4
---------------------------------------------------------------  ---------------------------------------------------------------
TECHNOLOGY                               -25.4           -20.7   PRODUCER DURABLES                           -24.5        -22.6
---------------------------------------------------------------  ---------------------------------------------------------------
PRODUCER DURABLES                        -27.0           -24.5   CONSUMER STAPLES                            -25.0        -11.8
---------------------------------------------------------------  ---------------------------------------------------------------
AUTOS & TRANSPORTATION                   -31.0           -27.5   TECHNOLOGY                                  -30.2        -15.2
---------------------------------------------------------------  ---------------------------------------------------------------
MATERIALS & PROCESSING                   -44.3           -24.4   MATERIALS & PROCESSING                      -34.3        -20.4
---------------------------------------------------------------  ---------------------------------------------------------------
OTHER                                     N/A*         -25.2     OTHER                                        N/A*        -26.8
---------------------------------------------------------------  ---------------------------------------------------------------
UTILITIES                                 N/A*           -10.0   UTILITIES                                    N/A*         -0.4
---------------------------------------------------------------  ---------------------------------------------------------------

* Not Applicable

- STOCK Highlights(3)
---------------------------------------------

 COLUMBIA SPORTSWEAR COMPANY (COLM)
Columbia Sportswear Company is a designer and distributor of a leading brand of active outdoor apparel. COLM is growing its revenues and profits both by increasing its product lines and utilizing the store within the store concept that has been so successful for Polo/Ralph Lauren, Tommy Hilfiger, and Liz Claiborne. Unlike most apparel manufacturers, COLM utilizes a low risk technique of only manufacturing goods to firm orders, thereby reducing the likelihood of having to cut prices to clear inventory. COLM's shares have fallen dramatically since it came public in May of 1998, despite beating earnings expectations. COLM's shares have recovered somewhat but still represent a value, trading at a discount to the market with the expectations for double-digit earnings growth.

 MIDAS, INC. (MDS)
MDS is a leading auto service center chain with 2,700 locations throughout the world. MDS primarily acts as a franchisor, receiving a royalty and providing support services and parts. Prior to this year, MDS was owned by Whitman Corporation and was badly neglected. Wendell Province, who became CEO of MDS in January of 1998, is invigorating MDS by selling non-strategic assets, expanding service offerings beyond mufflers, and improving advertising effectiveness. MDS is virtually unknown by Wall Street as few brokerage firms follow it. MDS has a leading brand name and generates lots of free cash flow. Currently, MDS trades at a significant discount to the market, its peers, and its growth rate.

- TOP Ten Holdings(3)

                                                             % OF NET ASSETS
-----------------------------------------------------------------------------

 MARQUETTE MEDICAL SYSTEMS, INC.
  Monitoring equipment                                               4.5%

 ENHANCE FINANCIAL SERVICES GROUP
  Specialty reinsurance                                              3.4%

 CMAC INVESTMENT CORP.
  Mortgage insurance                                                 3.2%

 HCC INSURANCE HOLDINGS, INC.
  Property & casualty insurance                                      2.9%

 TRIGON HEALTHCARE, INC.
  Health maintenance organization                                    2.8%

 CNA SURETY CORP.
  Surety insurance                                                   2.7%

 WESLEY JESSEN VISIONCARE, INC.
  Contact lenses                                                     2.7%

 FREMONT GENERAL CORP.
  Workers' compensation insurance                                    2.6%

 MIDAS, INC.
  Auto service centers franchiser                                    2.5%

 CLAIRE'S STORES, INC.
  Fashion accessories stores                                         2.5%

 TOP TEN HOLDINGS                                                   29.8%

(1) The performance for the one, three, and five years ended September 30, 1998, and for the period February 9, 1993 (inception) through September 30, 1998, is an average annual total return calculation which is described in the Fund's prospectus. Of course, past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and on redemption may be worth more or less than your original cost.

    The Russell 2000 Index is an unmanaged, market value weighted index comprised of small-sized companies. All figures take into account reinvested dividends. All indexes and portfolio characteristics are compiled by Frank Russell Company.

    Sources: Lipper Analytical Services & Frank Russell Company.

(2) Return is calculated from the Fund's inception on February 9, 1993.

(3) Fund holdings are subject to change and should not be considered a recommendation to buy individual securities.

This report is not authorized for distribution unless accompanied or preceded by a current prospectus.

There are risks of investing in a fund of this type which invests in stocks of small companies, which tend to be more volatile and less liquid than stocks of large companies.

Distributor: Funds Distributor Inc.

For 24-hour account information CALL: 1.800.828.2SKY
                   (1.800.828.2759)

To speak with a Skyline Funds Representative during normal business hours CALL: 1.800.828.2SKY and press 0 when prompted.

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